UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2018 (December 19, 2018)

CHEMUNG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-13888	16-1237038
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901

(Address of principal executive offices) (Zip Code)

(607) 737-3711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.16e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

(e) On December 19, 2018, Chemung Canal Trust Company (the “Bank”), the wholly-owned subsidiary of Chemung Financial Corporation (the “Company”), entered into amended and restated change in control agreements with each of (1) Anders M. Tomson, President and Chief Executive Officer of the Bank; (2) Karl F. Krebs, Executive Vice President, Chief Financial Officer and Treasurer of the Bank; (3) Louis C. DiFabio, Executive Vice President of the Bank; (4) Karen R. Makowski, Executive Vice President and Chief Risk Officer of the Bank; and (5) Thomas W. Wirth, Executive Vice President of the Bank (collectively, the “Executive Officers”). The agreements supersede and replace the prior change in control agreements with each of the Executive Officers, and the material changes were to: (i) modify the qualifying termination event that triggers a severance payment following a change in control so that the agreements each have a double trigger change in control provision instead of a modified single trigger change in control provision; (ii) clarify that the Executive Officer’s change in control severance pay would equal a multiple of his or her base salary and highest annual incentive award, regardless if paid in the form of cash or unrestricted stock pursuant to the Company’s or the Bank’s incentive compensation arrangements, paid to or earned by the executive during the calendar year of the change in control or either of the two (2) calendar years preceding the change in control; and (3) eliminate the cutback provision with respect to Section 280G of the Internal Revenue Code.

The foregoing description does not purport to be complete and it is qualified in its entirety to reference to the change in control agreements that are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 of this Form 8-K, and are incorporated by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits

Exhibit No.

10.1	Change of Control dated December 19, 2018 between Chemung Canal Trust Company and Anders M. Tomson, President and Chief Executive Officer of the Bank.

10.2	Change of Control dated December 19, 2018 between Chemung Canal Trust Company and Karl F. Krebs, Executive Vice President, Chief Financial Officer and Treasurer of the Bank.

10.3	Change of Control dated December 19, 2018 between Chemung Canal Trust Company and Louis C. DiFabio, Executive Vice President of the Bank.

10.4	Change of Control dated December 19, 2018 between Chemung Canal Trust Company and Karen R. Makowski, Executive Vice President and Chief Risk Officer of the Bank.

10.5	Change of Control dated December 19, 2018 between Chemung Canal Trust Company and Thomas W. Wirth, Executive Vice President of the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

December 19, 2018	By:	/s/ Karl F. Krebs
Karl F. Krebs
Chief Financial Officer and Treasurer